UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

Form 8-K
Current Report
_______________

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2021

SELECTQUOTE, INC.
(Exact name of registrant as specified in its charter)
_____________

Delaware	001-39295	94-3339273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 West 115th Street, Suite 2511
Overland Park, Kansas 66211
(Address of principal executive offices) (Zip code)

(913) 599-9225
(Registrant’s telephone number, including area code)

No change since last report
(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SLQT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On December 23, 2021, SelectQuote, Inc. (the “Company”) entered into a Third Amendment (the “Third Amendment”) to its Credit Agreement, dated as of November 5, 2019, by and among the Company; Morgan Stanley Capital Administrators, Inc., as administrative agent; certain of the Company’s existing lenders; and other parties from time to time party thereto (as amended on February 24, 2021 and November 2, 2021, the “Credit Agreement” and, as further amended by the Third Amendment, the “Amended Agreement”). The Third Amendment amends the Credit Agreement to, among other things, provide for an additional $35.0 million of committed capital under, and on the same terms as, the existing revolving credit facility (the “Revolving Credit Facility”) from certain new lenders not previously party to the Credit Agreement (the “New Lenders”). Pursuant to the terms of the Third Amendment, each New Lender received, on the effective date of the Third Amendment, a commitment fee equal to 0.50% of the aggregate principal amount of the New Lender’s loan commitments under the Revolving Credit Facility. As of December 27, 2021, the aggregate borrowing capacity under the Revolving Credit Facility is $135.0 million.

The obligations of the Company under the Amended Agreement continue to be guaranteed by certain of the Company’s subsidiaries, and secured by a security interest in all assets of the Company, subject to certain exceptions detailed in the Amended Agreement and related ancillary documentation.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the terms of the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 22, 2021, the Company borrowed $245.0 million under the existing delayed draw term loan facility (the “DDTL Facility”) available to the Company pursuant to the Credit Agreement. The material terms of the DDTL Facility were disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2021 and are incorporated herein by reference. As of December 27, 2021, the remaining borrowing capacity under the DDTL Facility is $100.0 million.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit
10.1	Third Amendment to Credit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTQUOTE, INC.

Date: December 27, 2021	By: /s/ Daniel A. Boulware
Name: Daniel A. Boulware
Title: General Counsel